UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 22, 2006

Mesa Royalty Trust

(Exact name of registrant as specified in its charter)

Texas	1-7884	76-6284806
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

The Bank of New York Trust Company, N.A., Trustee
Global Corporate Trust
221 West Sixth Street
Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (512) 479-2562

NOT APPLICABLE

(JPMorgan Chase Bank, N.A.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On December 22, 2006, Mesa Royalty Trust issued a press release announcing Mesa Royalty Trust’s royalty income, income distribution for the month of December 2006.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the press release attached as Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, but is instead furnished for purposes of that instruction.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit 99.1	Mesa Royalty Trust Press Release dated December 22, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Royalty Trust
	By:	The Bank of New York Trust Company, N.A., as Trustee

Date: December 22, 2006	By:	/s/ Mike Ulrich
Mike Ulrich
Vice President

EXHIBIT INDEX

Exhibit	Description

99.1	Mesa Royalty Trust Press Release dated December 22, 2006.